EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated: February 14, 2019	RONALD W. BURKLE

	By:	/s/ Ronald W. Burkle

Dated: February 14, 2019	YUCAIPA AMERICAN MANAGEMENT, LLC

	By:	/s/ Ronald W. Burkle
Name: Ronald W. Burkle

Dated: February 14, 2019	YUCAIPA AMERICAN FUNDS, LLC

By: Yucaipa American Management, LLC
Its: Managing Member

		By:	/s/ Ronald W. Burkle
Name: Ronald W. Burkle
Its: Managing Member

Dated: February 14, 2019	YUCAIPA AMERICAN ALLIANCE FUND I, L.P.

By: Yucaipa American Alliance Fund I, LLC
Its: General Partner

By: Yucaipa American Funds, LLC
Its: Managing Member

By: Yucaipa American Management, LLC
Its: Managing Member

				By:	/s/ Ronald W. Burkle
Name: Ronald W. Burkle
Its: Managing Member

Dated: February 14, 2019	YUCAIPA AMERICAN ALLIANCE FUND I, LLC

By: Yucaipa American Funds, LLC
Its: Managing Member

By: Yucaipa American Management, LLC
Its: Managing Member

			By:	/s/ Ronald W. Burkle
Name: Ronald W. Burkle
Its: Managing Member

Dated: February 14, 2019	YF ART HOLDINGS, L.P.

By: YF ART Holdings GP, LLC
Its: General Partner

By: Yucaipa American Alliance Fund I, LP
Its: Managing Member

By: Yucaipa American Alliance Fund I, LLC
Its: General Partner

By: Yucaipa American Funds, LLC
Its: Managing Member

By: Yucaipa American Management, LLC
Its: Managing Member

By:	/s/ Ronald W. Burkle
Name: Ronald W. Burkle
Its: Managing Member

Dated: February 14, 2019	YF ART HOLDINGS GP, LLC

By: Yucaipa American Alliance Fund I, LP
Its: Managing Member

By: Yucaipa American Alliance Fund I, LLC
Its: General Partner

By: Yucaipa American Funds, LLC
Its: Managing Member

By: Yucaipa American Management, LLC
Its: Managing Member

By:	/s/ Ronald W. Burkle
Name: Ronald W. Burkle
Its: Managing Member